UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2016

ALERE INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 14, 2016, Alere Inc. (the “Company” or “Alere”) issued a press release announcing certain preliminary unaudited financial results for the fiscal year ended December 31, 2015 and the quarter ended March 31, 2016.  The Company also provided an update on its plans for its upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The financial results presented in the press release are preliminary and may change. These preliminary results include calculations that have been prepared by Alere management and have not been reviewed or audited by our independent registered public accounting firm. There can be no assurance that Alere’s actual financial results will not materially differ from the preliminary unaudited financial data presented in the press release. Actual results may differ for a number of reasons, including the impact of any changes that may be required as a result of the ongoing review by Alere of revenue recognition and other adjustments that may be made in connection with the finalization of the fiscal year 2015 financial statements and the finalization of the financial statements for the three months ended March 31, 2016 (which may also impact the financial results for any other period presented therein). In addition, the preliminary unaudited financial data presented for the periods ended December 31, 2015 and March 31, 2016 are summary in nature and should not be viewed as a substitute for the full financial information prepared in accordance with U.S. generally accepted accounting principles, which is expected to be filed with the Securities and Exchange Commission as soon as practicable. Please see the “2015 Form 10-K Update” and “Cautionary Statement Regarding Forward-Looking Statements” sections of the press release for further information.

The information provided under this Form 8-K (including Exhibit 99.1) is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “goal”, “can” or similar words.  A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott Laboratories (“Abbott”) may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by the Company’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”) among Alere and Abbott pursuant to which Abbott will acquire Alere, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability, (ix) the risk that the analysis discussed above is not completed in a timely manner, (x) the risk that the failure by Alere to file the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 or the Company’s subsequent Quarterly Reports on Form 10-Q in a timely manner could lead to the acceleration of the maturity of certain of Alere’s indebtedness, (xi) the possibility that the Company’s ongoing analysis of revenue recognition uncovers an error or errors in revenue recognition which require adjustment which may be material, or material weaknesses in the Company’s internal controls over financial reporting, (xii) risks relating to the ongoing investigations by the Securities and Exchange Commission and the United States Department of Justice, (xiii) the risk that these or other risk factors impact the expected timing of the filing of Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and (xiv) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2014 (as filed with the SEC on March 5, 2015, as amended on April 30, 2015, May 28, 2015 and November 13, 2015) and other risk factors identified herein or from time to time in our periodic filings with the SEC.  Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements.  These forward-looking statements are based on information, plans and estimates at the date of this report.  The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

99.1	Press Release dated July 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: July 14, 2016	By:	/s/ Douglas Barry
Douglas Barry
Associate General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 14, 2016.